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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 1996


                    Washington Real Estate Investment Trust
               (Exact Name of Registrant as Specified in Charter)



      Maryland                              1-6622                           53-0261100
(State or Other Jurisdiction       (Commission File Number)           (IRS Employer Identification
     of Incorporation)                                                       Number)



               10400 Connecticut Ave., Kensington, Maryland 20895
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code  (301) 929-5900
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Item 5.  Other Events.

         On August 13, 1996, Washington Real Estate Investment Trust completed the public sale of its $50,000,000 aggregate principal amount 7 1/8% Senior Notes due August 13, 2003 (the "2003 Notes") and $50,000,000 aggregate principal amount 7 1/4% Senior Notes due August 13, 2006 (the "2006 Notes" and together with the 2003 Notes, the "Notes"). Attached hereto as exhibits are copies of the final form of the Indenture governing the Notes, the Officers' Certificate Establishing the Terms of the Notes and the forms of the Notes.

Item 7.  Exhibits.

         4 (a) Indenture dated as of August 1, 1996 between Washington Real Estate Investment Trust and The First National Bank of Chicago

         4 (b) Officers' Certificate Establishing the Terms of the Notes, dated August 8, 1996

         4 (c)  Form of 2003 Notes

         4 (d)  Form of 2006 Notes


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Washington Real Estate Investment Trust


                                       By:     /s/ Laura M. Franklin
                                               --------------------------------
                                       Title:  Vice President and Chief
                                               Accounting Officer


Dated August 14, 1996